EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	April 30, 2015	January 31, 2015	April 30, 2014

Net revenue	$25,453	$26,839	$27,309

Costs and expenses:
Cost of sales	19,345	20,571	20,704
Research and development	850	825	873
Selling, general and administrative	3,063	3,071	3,391
Amortization of intangible assets	221	222	264
Restructuring charges	255	146	252
Acquisition-related charges	19	4	3
Separation costs	269	80	-
Total costs and expenses	24,022	24,919	25,487

Earnings from operations	1,431	1,920	1,822

Interest and other, net	(139)	(174)	(174)

Earnings before taxes	1,292	1,746	1,648

Provision for taxes	(281)	(380)	(375)

Net earnings	$1,011	$1,366	$1,273

Net earnings per share:
Basic	$0.56	$0.75	$0.67
Diluted	$0.55	$0.73	$0.66

Cash dividends declared per share	$-	$0.32	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,814	1,833	1,890
Diluted	1,836	1,861	1,916

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Six months ended April 30,
	2015	2014

Net revenue	$52,292	$55,463

Costs and expenses:
Cost of sales	39,916	42,440
Research and development	1,675	1,684
Selling, general and administrative	6,134	6,601
Amortization of intangible assets	443	547
Restructuring charges	401	366
Acquisition-related charges	23	6
Separation costs	349	-
Total costs and expenses	48,941	51,644

Earnings from operations	3,351	3,819

Interest and other, net	(313)	(337)

Earnings before taxes	3,038	3,482

Provision for taxes	(661)	(784)

Net earnings	$2,377	$2,698

Net earnings per share:
Basic	$1.30	$1.42
Diluted	$1.29	$1.40

Cash dividends declared per share	$0.32	$0.29

Weighted-average shares used to compute net earnings per share:
Basic	1,824	1,898
Diluted	1,848	1,922

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of
	April 30, 2015	October 31, 2014
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,768	$15,133
Accounts receivable	12,320	13,832
Financing receivables	2,842	2,946
Inventory	6,227	6,415
Other current assets	12,726	11,819

Total current assets	48,883	50,145

Property, plant and equipment	11,014	11,340

Long-term financing receivables and other assets	8,552	8,454

Goodwill and intangible assets	32,947	33,267

Total assets	$101,396	$103,206

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$5,594	$3,486
Accounts payable	14,923	15,903
Employee compensation and benefits	3,145	4,209
Taxes on earnings	1,144	1,017
Deferred revenue	6,055	6,143
Other accrued liabilities	12,325	12,977

Total current liabilities	43,186	43,735

Long-term debt	15,464	16,039

Other liabilities	15,577	16,305

Stockholders' equity:
HP stockholders' equity	26,768	26,731
Non-controlling interests	401	396

Total stockholders' equity	27,169	27,127

Total liabilities and stockholders' equity	$101,396	$103,206

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	April 30, 2015	January 31, 2015	April 30, 2014
Net revenue:(a)

Personal Systems	$7,740	$8,544	$8,176
Printing	5,453	5,543	5,834
Total Printing and Personal Systems Group	13,193	14,087	14,010
Enterprise Group	6,561	6,981	6,633
Enterprise Services	4,817	4,993	5,702
Software	892	871	971
HP Financial Services	805	803	867
Corporate Investments	2	16	6
Total segments	26,270	27,751	28,189
Elimination of intersegment net revenue and other	(817)	(912)	(880)

Total HP consolidated net revenue	$25,453	$26,839	$27,309

Earnings before taxes:(a)

Personal Systems	$235	$313	$290
Printing	996	1,067	1,140
Total Printing and Personal Systems Group	1,231	1,380	1,430
Enterprise Group	950	1,090	957
Enterprise Services	194	148	148
Software	160	157	186
HP Financial Services	85	90	99
Corporate Investments	(144)	(124)	(98)
Total segment earnings from operations	2,476	2,741	2,722

Corporate and unallocated costs and eliminations	(152)	(182)	(251)
Stock-based compensation expense	(129)	(187)	(130)
Amortization of intangible assets	(221)	(222)	(264)
Restructuring charges	(255)	(146)	(252)
Acquisition-related charges	(19)	(4)	(3)
Separation costs	(269)	(80)	-
Interest and other, net	(139)	(174)	(174)

Total HP consolidated earnings before taxes	$1,292	$1,746	$1,648

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Six months ended April 30,
	2015	2014
Net revenue:(a)

Personal Systems	$16,284	$16,706
Printing	10,996	11,649
Total Printing and Personal Systems Group	27,280	28,355
Enterprise Group	13,542	13,603
Enterprise Services	9,810	11,297
Software	1,763	1,887
HP Financial Services	1,608	1,737
Corporate Investments	18	294
Total segments	54,021	57,173
Elimination of intersegment net revenue and other	(1,729)	(1,710)

Total HP consolidated net revenue	$52,292	$55,463

Earnings before taxes:(a)

Personal Systems	$548	$569
Printing	2,063	2,119
Total Printing and Personal Systems Group	2,611	2,688
Enterprise Group	2,040	1,960
Enterprise Services	342	208
Software	317	331
HP Financial Services	175	200
Corporate Investments	(268)	23
Total segment earnings from operations	5,217	5,410

Corporate and unallocated costs and eliminations	(334)	(372)
Stock-based compensation expense	(316)	(300)
Amortization of intangible assets	(443)	(547)
Restructuring charges	(401)	(366)
Acquisition-related charges	(23)	(6)
Separation costs	(349)	-
Interest and other, net	(313)	(337)

Total HP consolidated earnings before taxes	$3,038	$3,482

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.